UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement.

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☐ Definitive Proxy Statement.

☐ Definitive Additional Materials.

☐ Soliciting Material Pursuant to § 240.14a-12.

KURV ETF TRUST

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Date Filed: August 12, 2026

Kurv Technology Titans Select ETF

a series of Kurv ETF Trust (the “Trust”)

1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129

Dear Shareholder:

On behalf of the Board of the Trustees of the Kurv ETF Trust (the “Trust”), I am writing to inform you about an upcoming special shareholder meeting of the Trust (the “Meeting”), relating to Kurv Technology Titans Select ETF (the “Fund”), a series of the Trust, which will be held at the offices of the Funds’ advisor, Kurv Investment Management LLC, 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA, 94129 and virtually via conference call on October 29, 2026, at 1:00 pm Eastern Time.

At the Meeting, shareholders of the Funds will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between Kurv Investment Management LLC (“Kurv” or the “Advisor”) and the Trust, on behalf of the Fund (the “Proposal”). All costs associated with the proxy statement is being borne by the Advisor.

The Proposal relates to seeking shareholder approval of the New Advisory Agreement between Kurv and the Trust, on behalf of Fund. The New Advisory Agreement will not result in any changes in the Fund’s investment objective, investment strategies, advisory fees or portfolio management team and the material terms will be identical to those in the current investment advisory agreement. Kurv has served as the investment advisor to the Fund since its inception.

The approval of the New Advisory Agreement is required because the original investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser dated June 14, 2024, and as amended March 10, 2025 (the “Original Advisory Agreement”), terminated on July 22, 2026, due to an administrative oversight, whereby the Original Advisory Agreement was not re-approved prior to the end of its initial two-year term. Since that time, Kurv has continued to provide the Fund with investment advisory services pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and the Adviser, that was approved by the Board on August 4, 2026 (the “Interim Advisory Agreement”). That Interim Advisory Agreement expires 150 days from July 22, 2026 (specifically, on December 19, 2026). In order to ensure that Kurv can continue to serve as the Fund’s investment adviser, the New Advisory Agreement must be approved by shareholders.

The material terms of the proposed New Advisory Agreement, the Original Advisory Agreement and Interim Advisory Agreement are identical but for effective date and, in the case of the Interim Advisory Agreement, term.

YOUR VOTE IS IMPORTANT.

The Board of Trustees believes that the Proposal is in the best interest of Fund shareholders and recommends that you vote “FOR” the approval of the Proposal.

You can vote in one of four ways:

•	By mail with the enclosed proxy card;

•	By internet through the website listed in the proxy voting instructions;

•	By automated touchtone using the toll-free number listed in the proxy voting instructions; or

•	In person at the Meeting on October 29, 2026

Thank you for your consideration of this important Proposal. Your vote is extremely important, please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the Proposal, please call our proxy solicitor, Broadridge Financial Solutions, Inc. at [•].

Sincerely,

Howard Chan

Title: President, Principal Executive Officer, and Trustee

Kurv ETF Trust

Important information to help you understand and vote on the Proposal:

Please read the full text of the proxy statement. Below is a brief overview of the Proposal to be voted upon. Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in connection with the Trust’s solicitation of your vote to approve a new investment advisory agreement (the “New Advisory Agreement”) between Kurv Investment Management LLC (“Kurv” or the “Advisor”) and the Trust, on behalf of the Fund (the “Proposal”).

At a meeting of the Trust’s Board of Trustees (the “Board”) held on August 4, 2026, the Board approved the New Advisory Agreement. The Board recommends that shareholders also approve the New Advisory Agreement.

This document includes the Notice of Special Meeting of Shareholders, the Proxy Statement, and the Proxy Card.

What is the Proposal about?

You are being asked to vote to approve the New Advisory Agreement.

As described in more detail in the Proxy Statement, the approval of the New Advisory Agreement is required due to an administrative error that resulted in the termination of the original investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser dated June 14, 2024, and as amended March 10, 2025 (the “Original Advisory Agreement”), as it was not re-approved prior to the end of its initial two-year term. Since such termination, Kurv has continued to provide the Fund with investment advisory services pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and the Adviser that was approved by the Board on August 4, 2026 (the “Interim Advisory Agreement”), to ensure the smooth operation of the Fund. The Interim Advisory Agreement which is substantively identical to the Original Advisory Agreement except for effective date and term, expires 150 days from the termination date of the Original Advisory Agreement, specifically on December 19, 2026. Accordingly, approval of the New Advisory Agreement under the Proposal is needed so that Kurv can continue to provide the Fund with investment advisory services.

How will my approval of the Proposal affect the management and operation of the Fund?

The Fund’s investment objective, investment strategies, advisory fees and other terms will not change as a result of the New Advisory Agreement that is the subject of the Proposal. The same portfolio management team will continue to manage the Fund. The Proposal is necessary for Kurv to continue providing the Fund with advisory services.

Are there any material differences between the Original Advisory Agreement and the proposed New Advisory Agreement?

No. There are no material differences between the Original Advisory Agreement and the proposed New Advisory Agreement except for effective date.

Has the Board approved the Proposal?

Yes. The Board approved the Proposal set forth herein, subject to shareholder approval.

Who is Broadridge?

Broadridge Financial Solutions, Inc. (“Broadridge”) is a third-party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be borne by Kurv.

What will happen if the Proposal is not approved by shareholders?

If sufficient votes are not obtained to approve a Proposal, the Board will consider what further action to take, including adjourning the Meeting and making a reasonable effort to solicit support with respect to a Proposal in order to receive sufficient votes. In such case, the Board will consider alternative actions, taking into account the best interests of shareholders, including (without limitation) the recommendation of one or more other investment advisors, subject to approval by Fund’s shareholders, or the liquidation of the Fund.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on August 14, 2026 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposal presented at the Meeting.

How is a quorum for the Meeting established?

The presence of forty percent of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposal. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of a proposal, they have the effect of counting as a vote AGAINST a Proposal. If a quorum is not present for the Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal is not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the Proposal?

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against the Proposal. Accordingly, abstentions and broker non-votes will effectively be a vote AGAINST the Proposal for which the required vote is an affirmative percentage of the shares of the Fund present at the Meeting or outstanding.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Broadridge at [______]. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may vote your proxies by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 29, 2026

Kurv Technology Titans Select ETF

a series of Kurv ETF Trust (the “Trust”)

1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the “Meeting”) of the Trust on behalf of the Fund, will be held on October 29, 2026 at the principal executive offices of Kurv Investments, LLC, at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129 at 1:00 pm Eastern Time.

At the Meeting, shareholders of the Fund will be asked to act upon the following Proposal, which is more fully described in the accompanying Proxy Statement dated August [•], 2026:

Proposal 1

To approve a New Advisory Agreement between Kurv Advisors, LLC and the Trust, on behalf of the Fund.

Proposal 2

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on any other proposals raised at the Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Fund as of the close of business on August 14, 2026 (the “Record Date”) are entitled to vote at the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, or if a quorum is obtained but sufficient votes required to approve the Proposal are not obtained, the chairman of the Meeting may adjourn the Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.

This Notice of the Meeting of Shareholders and the Proxy Statement are available on the internet at www.kurvinvest.com/KQQQ_proxy, or by calling (toll-free) 1-833-955-KURV (1-833-955-5878). On this webpage, you also will be able to access the Fund’s Prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees of the Trust

Howard Chan

Title: President, Principal Executive Officer, and Trustee

Kurv ETF Trust

August XX, 2026

Your vote is very important - please vote your shares promptly.

Shareholders are invited to attend the Meeting. Shareholders are urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Kurv Technology Titans Select ETF

a series of Kurv ETF Trust (the “Trust”)

1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129

PROXY STATEMENT

AUGUST [•], 2026

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 29, 2026

Introduction

This Proxy Statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Kurv ETF Trust (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Kurv Technology Titans Select ETF (the “Fund”) to be held on October 29, 2026 (the “Meeting”). The purpose of the Meeting is to seek approval from the shareholders of the Fund of a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Kurv Investment Management LLC (“Kurv” or “Advisor”).

Shareholders of record of the Fund at the close of business on the record date, established as of August 14, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this Proxy Statement, and the Proxy Card (collectively, the “Proxy Materials”) will be mailed to shareholders beginning on or about August [•], 2026.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on October 29, 2026

The Notice of Meeting, Proxy Statement and Proxy Card

are available at [•]

PROPOSALS:

PROPOSAL 1:	To approve the New Advisory Agreement between Kurv and the Trust, on behalf of the Fund.

PROPOSAL 2:	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please read the proxy statement before voting on the Proposal as it relates to the Fund in which you were invested as of the Record Date. If you need additional copies of this Proxy Statement or Proxy Card, please contact the Funds at 1-833-955-KURV (1-833-955-5878) or contact your financial intermediary or financial adviser directly.

Shareholder questions and additional information may be directed to Broadridge Financial Solutions, Inc. (“Broadridge”) at [•]. Broadridge representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time]. Additional copies of this Proxy Statement will be delivered to you promptly upon request.

For a free copy of the Fund’s annual report for the fiscal year ended May 31, 2026, or the most recent semi-annual report, please contact the Trust at 1-833-955-KURV (1-833-955-5878) or write to the Kurv ETF Trust, c/o Kurv Investment Management LLC, 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129.

DESCRIPTION OF THE PROPOSAL

APPROVAL OF NEW ADVISORY AGREEMENT

Background

Approval of the New Advisory Agreement is required because agreement between the Trust, on behalf of the Fund, and the Adviser dated June 14, 2024, and as amended March 10, 2025 (the “Original Advisory Agreement”), terminated on July 22, 2026, due to an administrative oversight, whereby the Original Advisory Agreement was not re-approved prior to the end of its initial two-year term. Since that time, Kurv has continued to provide the Fund with investment advisory services pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and the Adviser, that was approved by the Board on August 4, 2026 (the “Interim Advisory Agreement”). That Interim Advisory Agreement expires 150 days from July 22, 2026 (specifically, on December 19, 2026). In order to ensure that Kurv can continue to serve as the Fund’s investment adviser, the New Advisory Agreement must be approved by shareholders. The material terms of the proposed New Advisory Agreement are identical to the material terms of the Original Advisory Agreement except for effective date.

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) requires a fund’s investment advisory agreement to be in writing and be approved initially by both (i) the fund’s board of trustees (including a majority of its independent trustees and (ii) the fund’s shareholders. Each agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the fund’s board of trustees, including a majority of its independent trustees. In the event that a fund’s board fails to approve of the fund’s investment advisory agreement at least annually, the agreement will automatically lapse. As a result, the fund would no longer have a valid advisory agreement and must arrange for a new agreement to be adopted by the fund’s board and shareholders, as required by Section 15.

Kurv has served as the investment advisor to the Fund since the Fund’s inception on July 22, 2024. The initial two-year term of the Original Advisory Agreement expired on July 22, 2026. By historical happenstance, the Fund is the only fund within the Trust that was managed under the Original Advisory Agreement. Every other Fund in the Trust is managed under the New Advisory Agreement, which is materially identical to Original Advisory Agreement. The Original Advisory Agreement was not presented to the Trust’s Board of Trustees (the “Board”) for reapproval due to an administrative oversight. As a result of this administrative oversight, the Original Advisory Agreement terminated at the end of its initial two-year term on July 22, 2026.

At a meeting of the Board held on August 4, 2026, the Board, including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as the term defined under the 1940 Act, voted unanimously to approve the Interim Advisory Agreement and the proposed New Advisory agreement each between Kurv and the Trust, on behalf of the Fund, formally reappointing Kurv as investment advisor for the Fund. The Board also voted unanimously to recommend that shareholders approve the New Advisory Agreement. The material terms of the New Advisory Agreement are identical to the material terms of the Original Advisory Agreement except for effective date. In order to ensure that Kurv can continue to serve as the Fund’s investment adviser after the expiration of the Interim Advisory Agreement, the New Advisory Agreement must be approved by shareholders.

It is proposed that the New Advisory Agreement would take effect on or about October 29, 2026, after approval by shareholders.

If the Fund’s shareholders do not approve the Proposal, then the Board will have to consider other alternatives for the Fund, which may include liquidation.

Legal Requirements in Approving New Advisory Agreement

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are materially identical to the terms of the Original Advisory Agreement. The sole initial shareholder of the Fund, in accordance with the requirements of the 1940 Act, approved an Original Advisory Agreement between the Fund and the Adviser. The Original Advisory Agreement provided that it would remain in effect for two years following the commencement of the public offering of the shares of the Fund (in this case, until July 22, 2026) and would continue for successive annual periods thereafter if approved by a majority of the Trustees, including a majority of the Independent Trustees.

The New Advisory Agreement and the Original Advisory Agreement have identical fee structures. There are no material differences between the two agreements, other than their effective dates. The material terms of the New Advisory Agreement and the Original Advisory Agreement are compared below in the section entitled “Summary of the New Advisory Agreement and Original Advisory Agreement.”

The New Advisory Agreement will take effect on or about October 29, 2026, assuming the New Advisory Agreement receives shareholder approval. If shareholders do not approve the New Advisory Agreement, then Kurv will not be permitted to continue serving as the Fund’s investment advisor, and the Board will have to consider other alternatives for the Fund, which may include liquidation.

Compensation Paid to Kurv

Under the Original Advisory Agreement, Kurv is entitled to receive a monthly management fee at an annual rate of 0.99% of the average daily net assets of the Fund.

The fee structure under the New Advisory Agreement with Kurv will be identical to the fee structure under the Original Advisory Agreement. For the fiscal year ended May 31, 2026, the Fund paid Kurv investment advisory fees in the amount of $585,226 after a fee waiver of $46,571.

Information about Kurv Investment Management, LLC

Kurv Investment Management LLC (“Kurv”) is a Delaware limited liability company registered with the Securities and Exchange Commission (“SEC”) as an investment advisor under the Investment Advisers Act of 1940, as amended. Kurv’s principal executive offices are located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129. As of March 18, 2026, Kurv managed approximately $279.21 million in investment assets.

The principal executive officers of Kurv Investment Management LLC are:

Name	Title
Howard F. Chan	Chief Executive Officer
Gery J. Sadzewicz	Chief Compliance Officer

Kurv is a wholly-owned subsidiary of Kurv Investment, Inc. (“Kurv Inc.”) also located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129. Kurv Inc. Howard Chan and certain employees of Kurv as well as Jack Abraham and entities controlled by Mr. Abraham own the outstanding equity interest in Kurv Inc. Mr. Abraham, through F41 Investments LLC and other entities that he controls, controls the Adviser.

Summary of the New Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, as the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by Kurv under the New Advisory Agreement are identical to the services provided by Kurv under the Original Advisory Agreement and the fee structure under the New Advisory Agreement is identical to the fee structure under the Original Advisory Agreement.

Advisory Services. Both the New Advisory Agreement and the Original Advisory Agreement have identical advisory services provisions, which state that, subject to the oversight, direction and approval of the Board, Kurv will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets and authorize Kurv, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting the Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (ii) make investment decisions for the Fund including implementing strategies using derivatives, such as futures and options, if applicable; (iii) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with Kurv’s management of the assets of the Fund (in such respect, and only for this limited purpose, Kurv will act as the Fund’s agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Fund; and (vii) make decisions with respect to the use by the Fund of borrowing for leverage or other investment purposes as consistent with the Fund’s investment objective(s) and policies.

Brokerage. Both the New Advisory Agreement and the Original Advisory Agreement have identical brokerage provisions, which state that to the extent permitted by the policy guidelines set out in the Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, in seeking the best overall terms available, Kurv is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that Kurv believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, Kurv is specifically authorized under both agreements to pay those brokers and dealers who provide brokerage and research services to the Trust a higher commission than that charged by other brokers and dealers if Kurv determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Under both agreements, the Trust acknowledges that any such research may be useful in connection with other accounts managed by Kurv. Both agreements provide that the execution of such transactions will not be considered to represent an unlawful breach of any duty created by the agreement or otherwise.

Payment of Expenses. Both the New Advisory Agreement and the Original Advisory Agreement have identical expense “unitary fee” provisions under which, subject to certain exclusions, Kurv pays all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act; and all other operating expenses not specifically assumed by the Fund.

Management Fees. Both the New Advisory Agreement and Original Advisory Agreement contain an identical fee structure based on the Fund’s average daily net assets.

Term and Termination. Both the Original Advisory Agreement and the New Advisory Agreement have identical provisions regarding term and termination. Both agreements provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund. Both the Original Advisory Agreement and the New Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by Kurv at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification. Both the New Advisory Agreement and the Original Advisory Agreement have identical liability and indemnification provisions. Both provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of Kurv’s obligations under the agreement, Kurv will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Advisory Agreement, the Board, including each of the Independent Trustees, met at a meeting held on August 4, 2026, during which the Board reviewed materials related to Kurv. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund by Kurv since the Fund’s inception; (2) the performance of the Fund while managed by Kurv; (3) the fact that there are no material differences between the terms of the New Advisory Agreement and the terms of the Original Advisory Agreement; (4) the fact that Kurv has continued to manage the Fund since the Original Advisory Agreement terminated on July 22, 2026; (5) the fact that the same portfolio managers will continue to manage the Fund under the New Advisory Agreement; (6) the fact that the unitary fee structure and rate under the New Advisory Agreement will be identical to the fee structure under the Original Advisory Agreement; and (7) other factors deemed relevant.

The Board also evaluated the New Advisory Agreement in light of information they had requested and received from Kurv prior to the August 4, 2026 meeting. The Board reviewed these materials with the management of Kurv. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the Interim Advisory Agreement and New Advisory Agreement (collectively, the “Advisory Agreements”) , and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Kurv related to the approval of each of the Advisory Agreements with respect to the Fund, including a review of the personnel who will be performing services for the Fund, Kurv’s compliance and risk management infrastructure, and its financial strength and resources. The Board noted the fact that the same portfolio managers will continue to manage the Fund under the Advisory Agreement as did under the Original Advisory Agreement. The Board also noted the extensive responsibilities that Kurv has had and will have as investment adviser to the Fund, including: adherence to the Fund’s investment strategy and restrictions, buying and selling of securities and other transactions, voting proxies, managing the Fund’s derivatives risk management program, arranging for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate; oversight of general fund compliance with federal and state laws; and implementation of Board directives as they relate to the Fund. The Board also considered research support available to, and management capabilities of, Kurv’s management personnel. Additionally, the Board received satisfactory responses from the representatives of Kurv with respect to a series of questions, including whether Kurv was involved in any lawsuits or pending regulatory actions and whether the management of other accounts would conflict with its management of the Trust. The Board noted that the CCO of the Trust confirmed that Kurv’s policies and procedures were reasonably designed to prevent violations of applicable federal securities laws. The Board also noted Kurv’s representation that the prospectus and statement of additional information accurately describe the investment strategies of the Fund. The Board then reviewed the capitalization of Kurv based on financial information provided by and representations made by Kurv and its representatives. The Board concluded that Kurv has sufficient quality and depth of personnel and investment methods to perform its duties under the Advisory Agreements and that the nature, overall quality and extent of the management services to be provided by Kurv to the Trust are satisfactory.

Performance. The Board discussed the peer group prepared by Kurv and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmarks for the one-year and since inception periods ended June 30, 2026. The Board noted that the Fund had outperformed its peer group median, Morningstar category median and primary benchmark, the S&P 500 Total Return Index, but slightly underperformed its secondary benchmark, the NASDAQ 100 Total Return Index, for the one-year and since inception periods. After further discussion, the Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board discussed the comparison of advisory fees and total operating expense data and reviewed the unitary fee of the Fund and overall expenses compared to peer funds selected by Kurv, each of which had similar investment objectives and strategies, as well as the applicable Morningstar category. The Board noted that there are no material differences between each of the Advisory Agreements and the New Advisory Agreement except effective date, and, in the case of the Interim Advisory Agreement, term, and that the unitary fee of 0.99% to be paid by the Fund under each of the Advisory Agreements is identical to the unitary fee that was paid under the Original Advisory Agreement. The Board further noted that the Adviser was proposing an expense limit of 0.92% for the Fund through September 30, 2026, to match the expense limit and period that was previously in place under an expense limitation agreement that was previously in place but terminated with the termination of the Original Advisory Agreement. The Board noted that the unitary fee for the Fund was at the high end of both its peer group and Morningstar category but not the highest in its Morningstar category. The Board noted that many of the funds in the peer group and category used passive strategies while the Fund employed an active strategy. The Board acknowledged Kurv’s belief that level of the unitary fee was justified due to the additional resources and sophistication required to manage the covered call strategies employed for the Fund. The Board concluded that based on the nature, quality and extent of Kurv’s services provided to the Fund and comparative fee and expense data, the unitary fee to be charged by Kurv are reasonable.

Profitability. The Board considered the level of profits that have accrued to Kurv under the Original Advisory Agreement with respect to the Fund and what could be expected to accrue to Kurv under the New Advisory Agreement based on profitability analyses reviewed by the Board and the selected financial information provided to the Board by Kurv. After review and discussion, the Board concluded the profit from Kurv’s relationship with the Fund under the New Advisory Agreement would not be excessive.

Economies of Scale. As to the extent to which the Fund would realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund. The Board further considered the Adviser’s expectations for growth and concluded that additional material economies of scale would likely not be achieved in the near term. The Board further determined, however, that to the extent that material economies of scale were to be achieved in the future, and such economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund in connection with future renewals of the New Advisory Agreements.

Fall-Out Benefits. The Board considered the direct and indirect benefits to Kurv from acting as investment adviser, other than the advisory fee, including intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.. The Board noted that the Trust’s service providers are not affiliated with Kurv, so that such services do not give rise to “fall-out” benefits for Kurv and its affiliates.

Conclusion. The Board members relied upon the advice of counsel, and their own business judgement in determining the material factors to be considered in evaluating each of the Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from Kurv as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements, and as assisted by the advice of counsel, the Board, including a majority of the Independent Trustees, determined that with respect to the Fund that (a) the terms of each of the Advisory Agreements are reasonable; (b) the unitary fee is reasonable; and (c) each Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the approval of each of the Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each of the Advisory Agreements was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements.

Based on all of the foregoing, the Board of Trustees of the Trust recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

Vote Required

Approval of the Proposal to approve the New Advisory Agreement in order to re-engage Kurv as the investment advisor for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against the Proposal. Accordingly, abstentions and broker non-votes will effectively be a vote AGAINST the Proposal for which the required vote is an affirmative percentage of the shares of the Fund present at the Meeting or outstanding.

GENERAL INFORMATION

Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of the Adviser, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person. Fund Services has engaged the proxy solicitation firm of Broadridge Financial Solutions, Inc. (“Broadridge”) who will be paid approximately $139,540 - $153,314, plus out-of-pocket expenses, for their services. The Adviser will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of Broadridge. The Adviser also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be borne by the Advisor.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-833-955-KURV (1-833-955-5878). If you currently receive multiple copies of Proxy Statements or Shareholder Reports and would like to request to receive a single copy of documents in the future, please call 1-833-955-KURV (1-833-955-5878) or write to Kurv Investment Management LLC at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Howard Chan, Secretary, Kurv ETF Trust, c/o Kurv Investment Management LLC at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees.

Quorum and Methods of Tabulation

The presence of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposal for the Fund. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the Meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With regard to the Proposal, assuming the presence of a quorum, abstentions and “broker non-votes” will have the effect of a vote against the Proposal.

Adjournment

If a quorum is not present or sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. In addition, if the persons named as proxies determine it is advisable to defer action on the Proposal the persons named as proxies may propose one or more adjournments of either Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against any of the Proposal. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”. A Proposal for which sufficient affirmative votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether a Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

INFORMATION CONCERNING OWNERSHIP OF SHARES OF THE FUNDS BY
MANAGEMENT, TRUSTEES AND PRINCIPAL SHAREHOLDERS

Only shareholders of record at the close of business on August 14, 2026 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting. The information discussed below related to beneficial ownership of shares of the Fund as of the Record Date by: (1) Trustees and Officers of the Fund; (2) Representatives of Fund Management (including the Advisor); (3) shareholders beneficially owning more than 25% of a Fund’s shares (“Control Persons”); and (4) shareholders owning more than 5% of a Fund’s shares (“Principal Shareholders”).

In situations where representatives of Fund management, including the Adviser, beneficially own a large percentage of Fund shares, there is the potential that such owners may influence or even control the outcome of any proposal submitted to Fund shareholders for approval. In such situations, both the Trustees and the Adviser must evaluate whether there are any conflicts of interest between the representatives of Fund management and Fund shareholders with respect to the proposals under consideration, and if so, disclose them. With respect to the Proposal under consideration, because their approval will not result in any change to the services that the Adviser will provide to the Fund(s), the personnel involved in providing such services, and the fees that the Adviser will be paid for such services, the Trustees and the Adviser both are of the view that no such material conflict of interest exists.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. “Control” for this purpose is the ownership of more than 25% or more of a Fund’s voting securities. Under Section 2(a) (9) of the 1940 Act he beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval.

Shareholders who beneficially own 5% or more of the voting securities of a Fund are characterized by SEC Rules as Principal Shareholders. Such Shareholders also may also influence the outcome of any proposal submitted to the shareholders for approval.

Information concerning beneficial ownership of fund shares in each of these categories for the Fund is included Exhibit B.

Shareholder Proposal for Subsequent Meetings

The Funds do not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Exhibit A

NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT dated [_____], 2026, between Kurv ETF Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and Kurv Investment Management LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”).

WHEREAS, the Adviser is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto (each, a “Fund” and collectively, the “Funds”);

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each of the Funds;

WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an “Additional Fund” and collectively, the “Additional Funds”);

WHEREAS, the Trust may desire to appoint the Adviser as the investment adviser with respect to one or more of the “Additional Funds” (each such Additional Fund when added to Schedule A hereto being referred to herein individually as a “Fund” and included in the term, the “Funds”);

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1.	INVESTMENT DESCRIPTION; APPOINTMENT

(a)         Investment Description. Each Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus (the “Prospectus”) relating to such Fund filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s Registration Statement on Form N-1A, as it may be periodically amended or supplemented and in accordance with exemptive orders and no-action letters issued to the Trust by the SEC and its staff.

(b)         Appointment of Adviser. The Trust, on behalf of each Fund, hereby employs the Adviser to act as the manager and investment adviser of each Fund and to furnish, or arrange for its affiliates or other sub-advisers to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust (the “Board” or the “Trustees”), for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for herein. The Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Funds in any way or otherwise be deemed agents of the Funds.

2.	DUTIES OF THE ADVISER

(a)         Management and Administrative Services. The Adviser shall perform, or arrange for the performance of, the management and administrative services necessary for the operation of each Fund, including administering shareholder accounts and handling shareholder relations. The Adviser shall provide the Funds with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Funds, shall conduct relations with custodians, depositories, transfer agents, pricing agents, exchanges, lead market makers, authorized participants, dividend disbursing agents, other shareholder servicing agents, proxy voting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser generally shall monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable.

(b)         Investment Advisory Services. Subject to the oversight, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds including implementing strategies using derivatives, such as futures and options, if applicable; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s investment objective(s) and policies.

In addition:

1.	The Adviser will maintain and preserve the records specified in Section 17 of this Agreement and any other records related to each Fund’s transactions as are required under any applicable state or federal securities law or regulation, including: the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Advisers Act.
2.	The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. The Adviser will promptly notify the Trust in the event: (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the compliance by the Adviser with the federal or state securities laws; or (ii) an actual change in control of the Adviser resulting in an assignment has occurred or is otherwise proposed to occur. The Adviser shall notify the Trust immediately upon detection of any material breach of any of the Trust’s policies and procedures required by Rule 38a-1 under the 1940 Act.
3.	The Adviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Trust, and will institute procedures reasonably necessary to prevent any “Access Person” (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Adviser and its employees, a copy of which it will provide to the Trust upon any reasonable request. The Adviser shall ensure that its employees will comply in all material respects with the provisions of Section 16 of the Exchange Act, and to cooperate reasonably with the Trust for purposes of filing any required reports with the SEC or such other regulator having appropriate jurisdiction.
4.	The Adviser will manage, or cause to be managed, the investment and reinvestment of the assets of each Fund in a manner consistent with each Fund’s investment objectives and policies as stated in its Prospectus. The Adviser also will manage, or cause to be managed, the investments of each Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements, if applicable) contained in the 1940 Act and the rules and regulations under the 1940 Act, any exemptive orders issued by the SEC applicable to the Funds or any relevant SEC staff no-action letter, Rule 6c-11 under the 1940 Act, listing standards under the applicable stock exchange and any applicable state securities law or regulation. The Trust will provide the Adviser with copies of any such SEC exemptive orders or SEC staff no-action letters. The Adviser shall perform quarterly and annual tax compliance tests with respect to each Funds’ compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), if applicable, and promptly furnish reports of such tests to any Sub-Adviser (as defined below) after each quarter end to ensure that each Fund is in compliance with the Code, if applicable. The Adviser agrees to perform its duties hereunder in compliance with the Funds’ policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act, and the Adviser’s duties and obligations of Rule 206(4)-7 under the Advisers Act, including providing the Chief Compliance Officer of the Trust and/or the Board with such information, reports and certifications as they may reasonably request.

5.	The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Funds. The Adviser shall provide or cause to be provided periodic reports and keep or cause to be kept records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s). The Adviser or a Sub-Adviser may, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, employ a third-party firm that specializes in corporate governance research and advising on proxy voting to assist the Adviser or Sub-Adviser, subject to the Adviser’s or Sub-Adviser’s oversight, in exercising the Adviser’s or Sub-Adviser’s proxy voting responsibilities. The Trust further acknowledges that, to the extent consistent with its fiduciary duty to the Funds and with Rule 206(4)-6 under the Advisers Act, the Adviser or Sub-Adviser may vote proxies for securities held by the Trust differently than it votes proxies.
6.

The Adviser shall serve as each Fund’s valuation designee, as that term is defined in Rule 2a-5 under the 1940 Act and perform all fair value functions required by that Rule, provided that the Board of Trustees of the Trust has designated the Adviser as the valuation designee and delegated some or all fair valuation functions to the Adviser.

(c)         Sub-Advisers. In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any relevant SEC staff no-action letter, employ, retain or otherwise avail itself of the services of other persons or entities (a “Sub-Adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more Sub-Advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible for all acts and omissions of such Sub-Advisers, or other persons or entities, in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties.  Any such Sub-Adviser shall be registered and in good standing with the Commission and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board of Trustees and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate the Sub-Adviser for its services to the Funds.

3.	INFORMATION AND REPORTS

(a)         The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request or required by the 1940 Act or rules thereunder. Additionally, upon the request of the Board, prior to each Board meeting, the Adviser will provide the Board, or cause any Sub-Adviser to provide the Board, with reports regarding the management of the Funds during the most recently completed quarter, including certifications that each Fund is in compliance with its respective investment objectives and practices, the 1940 Act and applicable rules and regulations thereunder, and the requirements of Subchapter M of the Code, if applicable, and other information in such form as may be mutually agreed upon by the Adviser and the Trust. The Adviser also will certify quarterly to the Trust that it and its advisory persons have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Adviser has done to seek to ensure such compliance in the future. Annually, the Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Adviser’s Code of Ethics and compliance program, respectively, to the Trust. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting any Fund, the Adviser will permit representatives of the Trust to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

(b)         The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will promptly inform the Trust if any information in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

4.	STANDARD OF CARE

The Adviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5.	ADVISER’S DUTIES REGARDING FUND TRANSACTIONS

(a)          Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers or dealers that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the oversight of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 5.

(b)          Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, in seeking the best overall terms available, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Trust a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. The Trust acknowledges that any such research may be useful in connection with other accounts managed by the Adviser. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c)          Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d)          Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by that Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

6.	EXPENSES OF THE FUNDS

(a)         Expenses to be Paid by Adviser. The Adviser shall pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares, excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under Investment Company Act of 1940, as amended (the “Act”); and all other operating expenses not specifically assumed by the Fund.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

(b)         Expenses to be Paid by the Fund. Each Fund shall pay all brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the Act.

The Adviser may obtain reimbursement from the Fund, at such time or times as it may determine in its sole discretion, for any of the expenses advanced by the Adviser, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Adviser’s compensation pursuant to this Agreement.

7.	COMPENSATION

(a)         As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

(b)         For the purpose of determining fees payable to the Adviser, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s current Prospectus or SAI, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

(c)         The Adviser may waive fees or reimburse expenses of a Fund, including fees that are “acquired fund fees and expenses” as defined in SEC Form N-1A, to the extent necessary to maintain a Fund's expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement. The Trust may withhold the payment of fees under Section 7(d) to the extent the Adviser, under this Section 7(e), has any amount due and owing to the Trust.

8.	SERVICES TO OTHER COMPANIES OR ACCOUNTS

The Trust understands that the Adviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Funds have no objection to the Adviser and its affiliates so acting. The Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Funds and understand that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and such activities are not otherwise prohibited by applicable law.

9.	AFFILIATED BROKERS

The Adviser or any of its affiliates may act as broker or agent in connection with the purchase or sale of securities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; (ii) the provisions of the 1940 Act and the Advisers Act and rules thereunder including Rule 17e-1 under the 1940 Act; (iii) the provisions of the Exchange Act, including, but not limited to, Section 11(a) thereof; and (iv) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Funds for these services in addition to the Adviser’s fees for services under this Agreement.

10.	CUSTODY

Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities, or other investments of any Fund.

11.	TERM OF AGREEMENT; TERMINATION OF AGREEMENT; AMENDMENT OF AGREEMENT

(a)          Term and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below. This Agreement shall become effective with respect to a Fund upon the commencement of the public offering of the shares of that Fund and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated as to any Fund at any time without the payment of any penalty, as follows:

(i)       the Trust may cause this Agreement to terminate either upon sixty (60) days’ written notice to the Adviser by vote of its Board or with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(ii)      the Adviser may at any time terminate this Agreement by not less than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

This Agreement shall terminate automatically and immediately in the event of its assignment.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

(b)            Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund.

12.	REPRESENTATIONS AND COVENANTS OF THE TRUST

The Trust represents and covenants to the Adviser as follows:

(a)          The Trust is a trust that is validly existing and in good standing under the laws of the State of Delaware. Each Fund is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or any Fund. The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and each Fund’s shares are (or will be prior to commencing operations with respect to any Additional Funds) registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

(b)          The execution, delivery and performance by the Trust, on behalf of the Funds, of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust or any Fund.

13.	REPRESENTATIONS AND COVENANTS OF THE ADVISER

The Adviser represents and covenants to the Trust as follows:

(a)          It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b)         The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c)          It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)         It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e)          It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of those jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Trust of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)           It has provided the Trust with a copy of its Form ADV and will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g)          It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) each Fund’s investment objective, policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; (iii) the applicable exemptive orders or no-action letters issued by the SEC or its staff governing the Funds, as such orders or letters may be amended from time to time; (iv) the listing standards under the applicable stock exchange; (v) the provisions of the governing documents of the Trust, as such documents are amended from time to time; and (vi) any policies or directives as the Board may from time to time establish or issue and communicate to the Adviser in writing. The Trust, on behalf of the Funds, will promptly notify the Adviser in writing of changes to (ii), (iii), (iv), (v) or (vi) above.

(h)          It is not the subject of any proceeding, investigation or inquiry brought by the SEC, the Financial Industry Regulatory Authority, Inc. (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14.	LIMITATION OF LIABILITY OF ADVISER; INDEMNIFICATION

(a)          Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its shareholders in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust, any Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

(b)          The Trust shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Adviser Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the provisions of Section 14(a) to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser Indemnified Parties against or entitle or be deemed to entitle the Adviser Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Adviser Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

(c)          The Adviser shall indemnify, defend and protect the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Trust Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Trust Indemnified Parties in or by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. Notwithstanding the provisions of Section 14(a) to the contrary, nothing contained herein shall protect or be deemed to protect the Trust Indemnified Parties against or entitle or be deemed to entitle the Trust Indemnified Parties to indemnification in respect of, any liability to the Adviser to which the Trust Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Trust Indemnified Parties’ duties or by reason of the reckless disregard of the Trust Indemnified Parties’ duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

15.	NO LIABILITY OF OTHER FUNDS

This Agreement is made by the Trust, on behalf of its Funds, pursuant to authority granted by the Trustees, and the obligations created hereby are not binding on any of the Trustees or shareholders of the Funds individually, but bind only the property of that Fund and no other Funds of the Trust.

16.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

17.	RECORDS

(a)          Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the 1940 Act with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

(b)          Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to surrender them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. The Funds’ Books and Records will be made available, within two (2) business days of a written request, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Funds, will be made available for inspection by the Fund or its authorized representatives upon reasonable written request within not more than two (2) business days.

18.	NOTICES

Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified (return receipt requested) or overnight mail, or electronically addressed by the party giving notice to the other party at the last address furnished by the other party.

Kurv Investment Management LLC 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129

Kurv ETF Trust 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129

19.	SURVIVAL

All representations and warranties made by the Adviser and the Trust, on behalf of the Funds, in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

20.	GOVERNING LAW

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Delaware applicable to contracts formed and to be performed entirely within the State of Delaware, without regard to principles of conflicts of laws thereof, to the extent such principles would require or permit the application of laws of another jurisdiction, and in accordance with the applicable provisions of the 1940 Act. To the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

21.	SEVERABILITY

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

22.	DEFINITIONS

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares. The term “including” means “including without limitation.”

23.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

KURV ETF TRUST

By:
Name: Howard Chan
Title: President, Principal Executive Officer, and Trustee

KURV INVESTMENT MANAGEMENT LLC

By:
Name: Howard Chan
Title: President

SCHEDULE A

Fund	Advisory Fee Rate	Effective Date
Kurv Technology Titans Select ETF	0.99% of the Fund’s average daily net assets

Exhibit B

5% Owners of Fund Shares

As of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Shareholder	Total Shares	% of Total Shares Outstanding

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at [______] using your proxy control number found below
3. By PHONE when you dial toll-free [_______] to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free 1-833-955-KURV (5878) Monday through Friday 9 a.m. to 10 p.m. Eastern Time
CONTROL NUMBER > 12345678910

KURV ETF TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2026

The undersigned hereby appoints Howard Chan and Kira Cruz, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at 1:00 pm Eastern Time, on October 29, 2026, at the offices of Kurv Investment Management LLC at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129 and virtually via conference (the “Meeting”), and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

IF YOU WOULD LIKE TO ATTEND THE MEETING VIA CONFERENCE CALL, please send an email to [EMAIL]. Please use the e-mail subject line “Kurv Fund Meeting,” and include in your email your full name along with your request to attend the Meeting. Information on how to attend the Meeting will be sent back to you.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free [____]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PLEASE NOTE: We may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of virtual conference call format. We plan to announce any such updates on our proxy website ([•]), and we encourage you to check this website prior to the Meeting if you plan to attend. The proxy statement for the Meeting scheduled to be held on October 29, 2026, is available at: [•]

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

Kurv ETF Trust, on behalf of the Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees. The Proposal have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS

		FOR	AGAINST	ABSTAIN
1.	To approve a New Advisory Agreement between Kurv Investment Management LLC and the Trust, on behalf of the Fund.	○	○	○

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]